UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Tenneco Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. May 18, 2011 Meeting Information TENNECO INC. Meeting Type: Annual Meeting <mtgtype> For holders as of: March 21, 2011 <recdate> Date: May 18, 2011 Time: 10:00 AM CDT <mtgtime> A Location: Tenneco Headquarters 500 North Field Drive C Lake Forest, Illinois 60045 BARCODE You are receiving this communication because you hold TENNECO INC. shares in the above named company. 500 N. FIELD DRIVE LAKE FOREST, IL 60045 ATN: JAMES D. HARRINGTON This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are 15 12 1 available to you on the Internet. You may view the proxy Investor Address Line 2 Investor Address Line 3 OF materials online at www.proxyvote.com or easily request a Investor Address Line 4 paper copy (see reverse side). Investor Address Line 5 2 R1.0.0.11699 John Sample We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting. ANY CITY, ON A1A 1A1 1 See the reverse side of this notice to obtain 0000098337 proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods R1.0.0.11699 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. 0000098337 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Internal Use Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Only

Voting items The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you 1. Election of Directors vote 1 YEAR on the following proposal: Nominees 01 Charles W. Cramb 4 Advisory vote on the frequency of future advisory votes on executive compensation. 02 Dennis J. Letham BARCODE 03 Hari N. Nair NOTE: In the discretion of the Proxies named herein, the Proxies are authorized to vote upon such other matters as may properly come 04 Roger B. Porter before the meeting (or any adjournment or postponement thereof). 05 David B. Price, Jr. 06 Gregg M. Sherrill 07 Paul T. Stecko 08 Mitsunobu Takeuchi 09 Jane L. Warner The Board of Directors recommends you vote FOR proposals 2 and 3. 2 Approve appointment of PricewaterhouseCoopers LLP as 3 independent public accountants for 2011. → 0000 0000 0000 0000098337_3 R1.0.0.11699 Broadridge Internal Use Only 3 Approve executive compensation in an xxxxxxxxxx xxxxxxxxxx advisory vote. Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. — COMMON 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 R1.0.0.11699 4 0000098337 Broadridge Internal Use Only Job # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope # Sequence # # of # Sequence #